UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  October 28, 2014

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 13, 2013, The Kroger Co. filed Registration Statement No. 333-192842 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 registering an indeterminate amount of securities (the “Registration Statement”).  Pursuant to a Prospectus Supplement dated October 21, 2014, The Kroger Co. is issuing $500,000,000 of debt securities denominated 2.95% Senior Notes due 2021 (the “Notes”).

Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of debt securities.  In connection with the issuance of the Notes, the Registrant has executed an Underwriting Agreement and a Pricing Agreement each dated as of October 21, 2014, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBS Securities Inc., U.S. Bancorp Investments, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Goldman, Sachs & Co., PNC Capital Markets LLC, RBC Capital Markets, LLC, Santander Investment Securities, Inc. and The Williams Capital Group, L.P. The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1.

The form of Indenture for the Notes was filed as Exhibit 4.1 to the Registration Statement. The Thirty-Fourth Supplemental Indenture, relating to the 2.95% Notes due 2021, dated as of October 28, 2014, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between The Kroger Co. and Firstar Bank, National Association, as Trustee. The Thirty-Fourth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

An opinion of Christine S. Wheatley, Esq., including her consent, is attached hereto as Exhibit 5.1. An opinion of Freshfields Bruckhaus Deringer US LLP, including its consent, is attached hereto as Exhibit 5.2.

The Kroger Co. expects to use the net proceeds of this offering to repurchase some of its outstanding commercial paper and for general corporate purposes.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated October 21, 2014, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBS Securities Inc., U.S. Bancorp Investments, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Goldman, Sachs & Co., PNC Capital Markets LLC, RBC Capital Markets, LLC, Santander Investment Securities, Inc. and The Williams Capital Group, L.P.

1.1.1

Pricing Agreement, dated October 21, 2014, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBS Securities Inc., U.S. Bancorp Investments, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Goldman, Sachs & Co., PNC Capital Markets LLC, RBC Capital Markets, LLC, Santander Investment Securities, Inc. and The Williams Capital Group, L.P.

4.3.1

Thirty-Fourth Supplemental Indenture, dated as of October 28, 2014, relating to the 2.95% Senior Notes due 2021, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee

5.1	Opinion of Christine S. Wheatley, Esq.

5.2	Opinion of Freshfields Bruckhaus Deringer US LLP

23.1	Consent of Christine S. Wheatley, Esq., which is contained in her opinion filed as Exhibit 5.1

23.2	Consent of Freshfields Bruckhaus Deringer US LLP, which is contained in its opinion filed as Exhibit 5.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

October 28, 2014	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated October 21, 2014, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBS Securities Inc., U.S. Bancorp Investments, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Goldman, Sachs & Co., PNC Capital Markets LLC, RBC Capital Markets, LLC, Santander Investment Securities, Inc. and The Williams Capital Group, L.P.

1.1.1

Pricing Agreement, dated October 21, 2014, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBS Securities Inc., U.S. Bancorp Investments, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Goldman, Sachs & Co., PNC Capital Markets LLC, RBC Capital Markets, LLC, Santander Investment Securities, Inc. and The Williams Capital Group, L.P.

4.3.1

Thirty-Fourth Supplemental Indenture, dated as of October 28, 2014, relating to the 2.95% Senior Notes due 2021, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee

5.1	Opinion of Christine S. Wheatley, Esq.

5.2	Opinion of Freshfields Bruckhaus Deringer US LLP

23.1	Consent of Christine S. Wheatley, Esq., which is contained in her opinion filed as Exhibit 5.1

23.2	Consent of Freshfields Bruckhaus Deringer US LLP, which is contained in its opinion filed as Exhibit 5.2